UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2022

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40524	90-2409612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5269 W. 62nd Avenue, Arvada, Colorado	80003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 11, 2022, SHF Holdings, Inc. (the “Parent”) entered into an Amendment to the Merger Agreement and Plan of Merger (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of October 29, 2022, by and among the Parent, SHF Merger Sub I, a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub I”), SHF Merger Sub II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), Rockview Digital Solutions, Inc., a Delaware corporation, d/b/a Abaca (the “Company”) and Dan Roda, solely in such individual’s capacity as the representative of the Company Security Holders (the “Company Stockholders’ Representative”) (the “Original Agreement” and collectively with the Amendment, the “Merger Agreement”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Merger Agreement.

The Amendment modified, among other things, the Closing Parent Shares and First Anniversary Parent Shares to be issued as consideration. Pursuant to the Amendment, the Closing Parent Shares equal the lesser of 2,100,000 shares of the Parent’s Class A common stock (the “Parent Common Stock”) or a number of shares of Parent Common Stock equal to $8,400,000 divided by the 10-day VWAP of the Parent Common Stock for the 10 trading days immediately preceding the Closing Date (as defined below). Pursuant to the Amendment, the First Anniversary Parent Shares equal $12,600,000 minus the note balance of $500,000, plus accrued interest, divided by the 10-day VWAP of the Parent Common Stock for the 10 days immediately preceding the first anniversary of the Closing Date

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 15, 2022 (the “Closing Date”), the Parent consummated the previously announced acquisition of the Company. As contemplated by the Merger Agreement, the Company merged with and into Merger Sub I (“Merger I”), with the Company continuing as the surviving entity, and the Company then subsequently and immediately merged with and into Merger Sub II (“Merger II” and, together with Merger I, the “Mergers”), with Merger Sub II continuing as the surviving entity and as a direct wholly owned subsidiary of the Parent. Simultaneously with Merger II, Merger Sub II was renamed Rockview Digital Solutions, Inc., a d/b/a Abaca.

Pursuant to the Merger Agreement, the consideration for the transaction provides the Company shareholders with $30,000,000 of cash and Parent Common Stock. The stock consideration consists of 2,100,000 shares of Parent Common Stock at the Closing Date and $12,600,000 (minus the note balance of $500,000, plus accrued interest) in shares of Parent Common Stock at the 1-year anniversary of the Closing Date based on a 10-day VWAP. The cash consideration consists of $3,000,000 at the Closing Date and $3,000,000 at each of the first and second anniversaries of the Closing Date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Original Agreement Amendment, which are attached hereto as Exhibits 2.1 and 2.2, and incorporated herein by reference.

As previously disclosed, in connection with the Mergers, on November 14, 2022, the Parent entered into lock-up agreements, by and among the Company and those Persons receiving shares of the Parent as consideration in the transaction (the “Lock-Up Agreements”). Pursuant to the Lock-up Agreements those Persons receiving shares of Parent Common Stock as consideration in the transaction agreed, subject to certain customary exceptions, not to sell, transfer or dispose of any Parent Common Stock for a period of 180 days from the Closing Date of the Mergers.

As a condition and material inducement to the Parent’s willingness to enter into the Merger Agreement and consummate the Mergers, the Parent entered into voting agreements with certain Stockholder’s of the Parent (the “Voting Agreements”), representing 70.1% of the pre-transaction issued and outstanding Parent Common Stock pursuant to which such Persons agreed to vote all shares of Parent Common Stock owned by them in favor of the transactions contemplated by the Merger Agreement, including the issuance of stock consideration in excess of 19.99% of the issued and outstanding Parent Common Stock, and any other action reasonably requested by Parent in furtherance thereof.

The foregoing descriptions of the Lock-up Agreements and the Voting Agreements do not purport to be complete and are qualified in their entirety to the full text of the Form of Lock-Up Agreement and the Voting Agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Also on the Closing Date, the Parent entered into employment agreements with key members of the Company’s management.

A press release dated November 16, 2021 announcing the closing of the acquisition of the Company is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sale of Equity Securities.

The Closing Parent Shares were, and the First Anniversary Parent Shares will be, exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Rule 506(b) of Regulation D of the Securities Act, as a transaction by an issuer not involving a public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit
2.1	Amendment to Agreement and Plan of Merger, dated November 11, 2022.
2.2

Agreement and Plan of Merger, dated October 31, 2022, by and among SHF Holdings, Inc., a Delaware corporation, Merger Sub I, a Delaware corporation, Merger Sub II, a Delaware limited liability corporation, Rockview Digital Solutions, Inc., a Delaware corporation, d/b/a Abaca and Dan Roda, solely in such individual’s capacity as the representative of the Company Security Holders.*

(filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed October 31, 2022 and incorporated herein by reference)

10.1	Form of Lock-Up Agreement
10.2	Voting Agreement, dated as of November 14, 2022, by and between SHF Holdings, Inc. and Partner Colorado Credit Union.
10.3	Voting Agreement, dated as of November 14, 2022, by and between SHF Holdings, Inc. and Luminous Capital USA, Inc..
99.1	Press Release dated November 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date:	November 15, 2022

By:	/s/ Donnie Emmi
Name:	Donnie Emmi
Title:	Chief Legal Officer